                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 22, 1997, relating to the combined financial statements of Aztec East Inc. and Affiliates, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts".

B.N. KOZIN COMPANY


Melville, New York
May 14, 1998